UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2025

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7442 S Tucson Way Suite 130
Centennial, Colorado		80112
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 767-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 28, 2025, Nuburu, Inc. (the “Company”), Nuburu Subsidiary, Inc. (“Nuburu Subsidiary”), Paola Zanzola and Alessandro Sala (together with Paola Zanzola, the “Sellers”) entered into a binding term sheet, pursuant to which the Company, through Nuburu Subsidiary, intends to acquire all of the ownership interests in Lyocon S.r.l. (“Lyocon”), an Italian laser-engineering and photonics company specializing in advanced laser sources, precision optical systems and customized laser platforms. The term sheet provides that the Company would pay the Sellers consideration (the “Consideration”) of (i) $500,000 in cash (the “Upfront Consideration”) on the closing date and (ii) $1,500,000 (the “Deferred Consideration”) in the form of a convertible promissory note (the “Convertible Note”) with a maturity date six months from the closing date (the “Maturity Date”). The Convertible Note would be convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), the number of which is determined by dividing $1,500,000 by the volume weighted average price (“VWAP”) of the Common Stock during the 60-day period preceding the closing date (“Closing Share Price”). Prior to the Maturity Date, each Seller has the right to request its portion of the payment of the Deferred Consideration in cash, rather than in shares of Common Stock. The Company may elect to pay the Deferred Consideration in cash in the event the VWAP of the Common Stock during the 60-day period preceding the Maturity Date is at least 30% higher than the Closing Share Price. The amount of the Consideration is subject to adjustment based on the due diligence conducted by the Company, provided that the Consideration may not be lower than $1,500,000 (the “Floor Value”) and the Upfront Consideration would stay the same. In addition, the term sheet provides for an earnout payment of up to an aggregate of $1,000,000 to be paid over a period of five years upon the acquired business achieving certain milestones. The closing date is expected to be on or before December 31, 2025 (the “Expected Closing Date”). The Company will pay a reverse termination fee of EUR 40,000 if the closing fails to occur by the Expected Closing Date for reasons within the Company’s control.

It is anticipated that the Lyocon business will be operated as a subsidiary of the Company following closing. The term sheet provides for the Company to finance $1,000,000 for the ongoing Lyocon operations, of which $500,000 is due on the closing date, $250,000 is expected within 12 months of the closing date and the remaining $250,000 is expected within 24 months of the closing date, but not later than December 31, 2027. The Sellers have granted the Company exclusivity until December 31, 2025.

The Company and the Sellers have agreed to prepare a five-year business plan for the Lyocon subsidiary operations prior to the closing date. Following the closing, Lyocon will be managed by a board of directors, which will be comprised of two directors nominated by the Company (one of whom will be chairman of Lyocon’s board of directors) and one director nominated by the Sellers. Each Seller will serve as a manager and technical advisor of Lyocon following the closing. Paola Zanzola will serve as Vertical Technology Consultant of Lyocon and Alessandro Sala will serve as Vertical Operation Consultant of Lyocon. Sellers are expected to participate in a management equity incentive plan under which they may receive equity awards for Common Stock to be issued by the Company.

The closing is subject to the completion of due diligence and entry into definitive agreements by the parties and there is no guarantee that the definitive agreements will be entered into ultimately or that the transaction will be closed as anticipated.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but not limited to: (1) the ability to meet NYSE American listing standards; (2) the impact of the loss of the Company’s patent portfolio through foreclosure; (3) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (4) the inability to access sufficient capital to operate; (5) the inability to recognize the anticipated benefits of acquisitions; (6) changes in applicable laws or regulations; (7) adverse economic, business, or competitive factors; (8) volatility in the financial system and markets caused by geopolitical and economic factors; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	December 4, 2025	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman